                                                                    EXHIBIT 10.8

                        COMPANY PATENT LICENSE AGREEMENT

          This Patent License Agreement (this "Agreement") is effective as of
                                               ---------
the Closing (as defined herein), between Carter-Wallace, Inc., a Delaware corporation (the "Company"), and Armkel, LLC, a Delaware limited liability
                  -------
company ("Buyer").
          -----

          WHEREAS, the Company and Buyer have executed and delivered an Asset Purchase Agreement, dated as of May 7, 2001 (including the exhibits, schedules and annexes thereto, the "Asset Purchase Agreement"), providing for, among other
                          ------------------------
things, the sale, conveyance, transfer, assignment and delivery to Buyer of all of the Company's and its Affiliates' rights, title and interest in and to the Purchased Assets (as defined in the Asset Purchase Agreement) and the assumption by Buyer of all of the Assumed Liabilities (as defined in the Asset Purchase Agreement; such sales, transfers, assignments, purchases, acceptances and assumptions collectively, the "Assets Purchase"), effective in each case
                               ---------------
immediately prior to the ABC Merger (as hereinafter defined);

          WHEREAS, the Company, CPI Development Corporation, a Delaware corporation ("ABC"), MedPointe Inc., a Delaware corporation ("Parent"), MCC
              ---                                             ------
Merger Sub Corporation, a Delaware corporation and a wholly owned subsidiary of Parent ("Company Merger Sub"), and MCC Acquisition Sub Corporation, a Delaware
         ------------------
corporation and a wholly owned subsidiary of Parent ("ABC Merger Sub"), have
                                                      --------------
executed and delivered an Agreement and Plan of Merger, dated as of May 7, 2001 (including the exhibits, schedules and annexes thereto, the "Merger Agreement"),
                                                             ----------------
providing for, among other things, the merger of ABC Merger Sub with and into ABC (the "ABC Merger") and the merger of Company Merger Sub with and into the
          ----------
Company; and

          WHEREAS, in connection with the consummation of the Assets Purchase, Buyer desires to grant to the Company a license to use certain Patents (as hereinafter defined).

          NOW, THEREFORE, in consideration of the premises, and the representations, warranties, covenants and agreements contained in this Agreement, the Parties agree as follows:

                                    ARTICLE I

                                   Definitions
                                   -----------

          SECTION 1.1. Definitions. For the purpose of this Agreement, the
                       -----------
following capitalized terms are defined in this Article I and shall have the meaning specified herein:

          "ABC" has the meaning ascribed to such term in the Recitals.
           ---

          "ABC Merger Sub" has the meaning ascribed to such term in the
           --------------
Recitals.

          "Action" means any claim, suit, arbitration, action or proceeding.
           ------

          "Asset Purchase Agreement" has the meaning ascribed to such term in
           ------------------------
the Recitals.

          "Assets Purchase" has the meaning ascribed to such term in the
           ---------------
Recitals.

          "Licensed Patents" means those patents and patent applications listed
           ----------------
on Exhibit A.

          "Business" has the meaning ascribed to such term in the Asset Purchase
           --------
Agreement.

          "Buyer" has the meaning ascribed to such term in the Preamble.
           -----

          "Closing" means the meaning ascribed to such term in the Asset
           -------
Purchase Agreement.

          "Company" has the meaning ascribed to such term in the Preamble.
           -------

          "Company Merger" has the meaning ascribed to such term in the
           --------------
Recitals.

          "Company Merger Sub" has the meaning ascribed to such term in the
           ------------------
Recitals.

          "Confidential Information" has the meaning ascribed to such term in
           ------------------------
Section 4.1.

          "Licensed Field" has the meaning ascribed to such term in Section
           --------------
2.1(a).

          "Licensed Property" means the Licensed Patents and the Related
           -----------------
Know-How.

          "Parent" has the meaning ascribed to such term in the Recitals.
           ------

          "Patents" means patents, utility models, design patents, design
           -------
registrations, certificates of invention and other governmental grants for the protection of inventions or industrial designs anywhere in the world and all applications, reissues, renewals, re-examinations, continuations, continuations-in-part, divisionals, substitutions and extensions of any of the foregoing, including: (i) all claims and inventions described therein and (ii) all foreign or international patents, patent applications, rights and priorities relating to the foregoing.

          "Person" means any individual, firm, partnership, association, group
           ------
(as such term is used in Rule 13d-5 under the Securities and Exchange Act of 1934, as amended, as such Rule is in effect on the date of this Agreement), corporation or other entity.

          "Related Know-How" shall mean the proprietary and confidential
           ----------------
know-how of the Buyer existing as of the Closing that relates to any inventions that are the subject matter of any claims of the Licensed Patents. Related Know-How shall not include any improvements, enhancements, derivatives, modifications or other developments made by or for Buyer after the Closing. Related Know-How shall be considered Confidential Information of Buyer for purposes of Section 4.1 hereof.

          "Subsidiary" means, with respect to any party, any entity, whether
           ----------
incorporated or unincorporated, of which at least a majority of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other persons performing similar functions is directly or indirectly owned or controlled by such party or by one or more of its respective Subsidiaries or by such party and any one or more of its respective Subsidiaries.

          "Third Party" means a Person other than the Company and its
           -----------
Subsidiaries or Buyer and its Subsidiaries.

          SECTION 1.2. Interpretation. The words "hereof," "herein," and
                       --------------             ------    ------
"hereunder" and words of similar import, when used in this Agreement, shall
 ---------
refer to this Agreement as a whole and not to any particular provision of this Agreement. Terms defined in the singular shall have correlative meanings when used in the plural, and vice versa. The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section of or Exhibit to this Agreement unless otherwise indicated. Whenever the words "include," "includes" or "including" are used in this Agreement, they
           -------    --------      ---------
shall be deemed to be followed by the words "without limitation."
                                             ------------------

                                   ARTICLE II

                               LICENSES AND RIGHTS
                               -------------------

          SECTION 2.1. License Grants to Company.
                       -------------------------

          (a)  Patents. Buyer hereby grants and agrees to cause its appropriate
               -------
Subsidiaries to grant to the Company and its Subsidiaries, an irrevocable, worldwide, fully-paid, royalty-free, exclusive (even as against Buyer and its Subsidiaries within the Licensed Field), non-transferable (except as set forth in Section 8.13), sublicensable right and license to make, have made, use, lease, license, import, distribute, offer for sale and sell products and services under the Licensed Patents solely in connection with the sale, manufacture and use of products in the field of professional health care and laboratory diagnostic applications, including without limitation applications in hospitals, health care centers and laboratories, but excluding any and all consumer and personal care products, including antiperspirants and deodorants, condoms, at-home pregnancy and ovulation test kits, depilatories, tooth whitening and similar oral hygiene products, skin care products, non-prescription medication and various pet products formulated, developed, manufactured, sold and/or distributed in connection with the Business (the "Licensed Field").
 --------------

          (b)  Know-How. Buyer hereby grants to Company an irrevocable (subject
               --------
to Section 5.1), worldwide, fully-paid, royalty-free, non-exclusive, non-transferable (except as set forth in Section 8.13), sublicensable right and license to use the Related Know-How to make, have made, use, lease, license, import, distribute, offer for sale and sell products and services solely within the Licensed Field. During the 180 day period following the Closing, Buyer agrees to provide any Related Know-How, including copies of tangible materials prepared prior to the Closing that embody or include Related Know-How, to the Company at the reasonable request of the Company.

          SECTION 2.2. Sublicense Rights. The Company may sublicense the
                       -----------------
Licensed Property or any portion thereof at its sole discretion, whether as independent sublicenses and/or as sublicenses to end-users implied by sales of products or services in the Licensed Field; provided that no Related Know-How may be sublicensed by the Company to any third party unless such third party agrees in writing to be bound by confidentiality obligations no less restrictive than those set forth in Article IV hereof.

          SECTION 2.3. Duration. All licenses granted herein with respect to
                       --------
each item of Licensed Property shall expire upon the expiration or invalidation of such item provided that the term remains in effect with respect to all other items of Licensed Property.

                                  ARTICLE III

                      ADDITIONAL OBLIGATIONS AND AGREEMENTS
                      -------------------------------------

          SECTION 3.1. Assignment of Patents. Buyer shall not assign or grant
                       ---------------------
any rights under any of the Licensed Patents unless such assignment or grant is made subject to the licenses granted by Buyer in this Agreement.

          SECTION 3.2. Infringement Suits.
                       ------------------

     (a) Each party agrees to notify the other party immediately after it becomes aware of any actual or threatened infringement of the Licensed Patents by a Third Party. Buyer shall have the initial right, at its cost and expense, to bring an Action to enjoin infringement in the Licensed Field and recover damages therefor. Any damages recovered in such action will be applied first against any out of pocket expenses incurred by Buyer in prosecuting such Action and then to Company to the extent the damages relate to any infringement of the Licensed Patents in the Licensed Field. Buyer shall be entitled to retain the remaining balance of any such damages. If Buyer does not bring any such Action or if the parties do not decide to proceed jointly within sixty (60) days after written notice of infringement is given by Company, Company, at its cost and expense, shall have the right to bring an Action to enjoin such infringement in the Licensed Field and recover damages therefor; provided that, subject to Buyer's prior written consent, which consent shall not be unreasonably withheld, Company may commence such an Action within such time period as may be necessary to avoid a substantial loss of rights or remedies with respect to any such infringement; provided further, that, if Company so commences an Action with Buyer's prior written consent, Buyer, at its sole discretion, thereafter may elect to assume control of such Action within seventy (70) days of the written notice of infringement, with counsel of its choosing and at its cost and expense, upon ten days' written notice to Company. Any damages recovered in such action will be applied first against any out of pocket expenses incurred by Company in prosecuting such action, second against any damages suffered by Company to the extent they relate to any infringement of the Licensed Patents in the Licensed Field. Company will pay any remaining balance of damages, if any, to Buyer. In any action brought pursuant to this Section 3.2 hereof, the party initiating the Action (the "Initiating Party") shall select and control counsel
                            ----------------
for the prosecution of such Action. The other party hereto (the "Non-Initiating
                                                                 --------------
Party") shall (x) have the right, at its own expense, to be represented therein
-----
by its own counsel in an advisory or consultative capacity, (y) have the right to receive, from time to time, upon reasonable request, full and complete information from the Initiating Party concerning the status of such Action, and
(z) cooperate with the Initiating Party and provide such assistance as is reasonably requested by the Initiating Party, including the preparation and signing of documents, subject to the Initiating Party reimbursing the Non-Initiating Party for any reasonable out of pocket costs and expenses, including attorneys' fees. No party shall have the right to settle any infringement Action described in Section 3.2 hereof in any way that affects the other party's rights to the Licensed Property without the prior written consent of the other party, which consent shall not be unreasonably withheld. No party shall have any obligation to bring or prosecute any Actions or take any other steps against Third Parties for infringement, except as set forth herein. Buyer is under no obligation to Company to defend any Action brought by a third party which challenges or concerns the validity of any of any Licensed Property or which claims that any Licensed Property infringes any patent, copyright or other intellectual property right of any third party or constitutes a misappropriated trade secret of any third party.

     (b) Each party shall cooperate with the other party as necessary to protect, maintain and preserve the validity of the Licensed Patents; provided that Buyer is under no obligation to Company to file or continue the prosecution of any patent application, secure any patent or maintain any patent in force or otherwise obtain, maintain or protect any Patent. Notwithstanding the foregoing, if Buyer elects to discontinue the prosecution or maintenance of any Licensed Patent, Buyer shall promptly notify Company of such election and, at the written request of Company, supply Company with copies of all relevant written communications with the pertinent official patent office, and cooperate reasonably with Company to, at Buyer's sole option, (i) transfer ownership and control of such Licensed Patent or application to Company, including providing all papers necessary or desirable to effectuate same (in which case, such Patent or patent application shall be assigned to the Company, subject to an irrevocable, worldwide, fully-paid, royalty-free, non-exclusive, transferable, sublicensable right and license in favor of the Buyer to make, have made, use, lease, license, import, distribute, offer for sale and sell any and all products and services of any kind or nature other than products or services within the Licensed Field, and this Agreement, shall no longer apply with respect to such Patent, but shall apply with respect to Related Know How), or (ii) authorize the Company to prosecute or maintain such Licensed Patent in Buyer's name and at the Company's expense. In such event, Company may, but does not have the obligation to, file or continue prosecution of such application or maintain such Licensed Patent without any liability to Buyer for any acts or omissions related thereto.

                                   ARTICLE IV

                                 CONFIDENTIALITY
                                 ---------------

          SECTION 4.1. Confidential Information. The parties hereto expressly
                       ------------------------
acknowledge and agree that all nonpublic, proprietary and/or confidential information, whether written or oral, furnished or disclosed by either party or any Subsidiary thereof (the "Disclosing Party") to another party or any
                             ----------------
Subsidiary thereof (each, a "Receiving Party") pursuant to this Agreement
                             ---------------
("Confidential Information") shall be maintained by each party and/or their
  ------------------------
respective Subsidiaries in confidence, using the same degree of care to preserve the confidentiality of such Confidential Information that the party would use with respect to its own information of a similar nature, and in no event less than a reasonable degree of care. The parties agree that, with respect to any nonpublic, proprietary and/or confidential information included in the Business-Related Intellectual Property (as defined in the Asset Purchase Agreement) acquired by Buyer from the Company pursuant to the Asset Purchase Agreement as part of the Purchased Assets, Buyer shall be deemed to be the Disclosing Party for purposes of this Section 4.1. Except as authorized in writing by the other party, neither party (and/or any Subsidiary) shall at any time disclose or permit to be disclosed any such Confidential Information to any other person, firm, corporation or entity except: (i) as may reasonably be required in connection with the use of the Licensed Property pursuant to this Agreement to the parties' authorized employees, agents or representatives who are informed of the confidential nature of the Confidential Information and are bound to maintain its confidentiality, and (ii) in the course of due diligence in connection with the sale of all or an applicable portion of either party's business, provided the disclosure is pursuant to a nondisclosure agreement having terms reasonably comparable to Sections 4.1 and 4.2.

          SECTION 4.2. Exceptions. Confidential Information shall not include
                       ----------
information that, as of the Closing or thereafter, (i) is or becomes generally available to the public other than as a result of disclosure made after the execution of the Asset Purchase Agreement by the Receiving Party or (ii) was or becomes legitimately available to the Receiving Party on a nonconfidential basis from a source that is not bound by any confidentiality obligation with respect to the Receiving Party, or (iii) is required to be disclosed to enforce such party's rights hereunder or pursuant to applicable law, regulation (including the requirements of the U.S. Securities and Exchange Commission and the listing rules of any applicable securities exchange), court order or discovery process, provided that the Receiving Party shall give the Disclosing Party prompt notice thereof and, at the request of the Disclosing Party shall reasonably cooperate in the Disclosing Party's efforts to obtain a protective order or other similar order.

                                   ARTICLE V

                                   TERMINATION
                                   -----------

          SECTION 5.1. Voluntary Termination. By written notice, the Company may
                       ---------------------
voluntarily terminate all or a specified portion of the licenses and rights granted to it hereunder. Such notice shall specify the effective date of such termination.

                                   ARTICLE VI

                               DISPUTE RESOLUTION
                               ------------------

          SECTION 6.1. Negotiation. The parties shall make a good faith attempt
                       -----------
first to resolve any dispute or claim arising out of or related to this Agreement through negotiation. Within 30 days after notice of a dispute or claim is given by either party to the other party, the parties' first tier negotiating teams (as determined by each party's General Counsel or his or her delegate) shall meet and make a good faith attempt to resolve such dispute or claim and shall continue to negotiate in good faith in an effort to resolve the dispute or claim or renegotiate the applicable section or provision without the necessity of any formal Actions. If the first tier negotiating teams are unable to agree within 30 days of their first meeting, then the parties' second tier negotiating teams (as determined by each party's General Counsel or his or her delegate) shall meet within 30 days after the end of the first 30 day negotiating period to attempt to resolve the matter. During the course of negotiations under this
Section 6.1, all reasonable requests made by one party to the other for information, including requests for copies of relevant documents, will be honored, subject to the applicable terms of any confidentiality agreements or obligations by which a party is bound. The specific format for such negotiations will be left to the discretion of the designated negotiating teams but may include the preparation of agreed upon statements of fact or written statements of position furnished to the other party. All negotiations between the parties pursuant to this Section 6.1 shall be treated as compromise and settlement negotiations. Nothing said or disclosed, nor any document produced, in the course of such negotiations that is not otherwise independently discoverable shall be offered or received as evidence or used for impeachment or for any other purpose in any current or future Action. In the event that such negotiations fail to reach an amicable solution within 30 days after the first meeting of the second tier negotiating teams (or a mutually agreed upon extension of time), then the provisions of Section 8.7 shall apply.

          SECTION 6.2. Proceedings. Nothing in Section 6.1, however, shall
                       -----------
prohibit either party from seeking provisional or preliminary injunctive relief if such party that it would be substantially harmed during the time period set forth in Section 6.1.

                                  ARTICLE VII

                             LIMITATION OF LIABILITY
                             -----------------------

          SECTION 7.1. Limitation of Liability. SUBJECT TO AND WITHOUT LIMITING
                       -----------------------
SECTION 7.2, IN NO EVENT SHALL EITHER PARTY OR ITS SUBSIDIARIES BE LIABLE TO THE OTHER PARTY OR ITS SUBSIDIARIES FOR ANY INDIRECT, INCIDENTAL OR PUNITIVE DAMAGES (SUCH AS, WITHOUT LIMITATION, LOSSES OF PROSPECTIVE PROFITS AND SAVINGS), HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY (INCLUDING NEGLIGENCE) ARISING IN ANY WAY OUR OF THIS AGREEMENT, WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, NOTHING HEREIN LIMITS OR OTHERWISE AFFECTS THE LIABILITY OF EITHER PARTY FOR ANY INFRINGEMENT OF THE LICENSED PATENTS BY THE OTHER PARTY OR ITS SUBSIDIARIES ARISING BY REASON OF ANY PRACTICE OR EXERCISE OF RIGHTS UNDER ANY OF THE LICENSED PATENTS BY THE OTHER PARTY THAT IS NOT PERMITTED UNDER THIS AGREEMENT.

          SECTION 7.2. Third Party Indemnification. Notwithstanding the
                       ---------------------------
foregoing, each party shall indemnify, defend and hold harmless the other party, its officers, directors, Affiliates, representatives, agents and its successors, and permitted assigns (collectively, the "Indemnified Parties") from, against
                                          -------------------
and in respect of any damages or losses, and any charges, actions, claims, suits,
proceedings, deficiencies, interest, penalties and reasonable costs and expenses, including without limitation reasonable attorneys' fees (except with respect to any litigation between any Party required to make an indemnity payment hereunder (an "Indemnifying Party") and any Indemnified Party, to the
                       ------------------
extent the Indemnifying Party is the prevailing Party therein) but excluding damages or losses comprised by indemnification payments hereunder and further excluding any indirect, special, incidental or consequential or punitive damages or losses (such as, without limitation, losses of prospective profits and savings) (collectively, "Losses"), asserted against and imposed on or sustained,
                         ------
incurred or suffered by such Indemnified Parties, in any such case solely to the extent arising out of or relating to actions, claims, suits or proceedings of a Third Party asserted against and imposed on or sustained, incurred or suffered by an Indemnified Party, in any such case to the extent arising out of or relating to the Indemnifying Party's failure to comply in any material respect with the express terms of this Agreement.

          SECTION 7.3. Third Party Claims Procedures. Any claim which may form a
                       -----------------------------
basis for indemnification hereunder (an "Indemnity Claim") by any an Indemnified
                                         ---------------
Party shall be asserted and resolved as set forth in this Section 7.3. The Indemnified Party shall promptly, but in no event more than 15 Business Days following such Indemnified Party's receipt of, notice of, or actual knowledge of such claim, give written notice to the Indemnifying Party which notice shall state in reasonable detail the nature and basis of the Indemnity Claim and the amount or the estimated amount thereof to the extent then feasible (which estimate shall not be conclusive of the final amount of any claim) and which notice, if applicable, shall also have attached to it copies of all relevant documents received by the Indemnified Party substantiating such Indemnity Claim (the "Claim Notice"). Failure of the Indemnified Party to give a Claim Notice as
      ------------
contemplated hereby shall not relieve the Indemnifying Party from liability for indemnification hereunder, except if and to the extent that the Indemnifying Party is actually prejudiced thereby. Thereafter, the Indemnified Party shall deliver to the Indemnifying Party, on an ongoing basis promptly after the Indemnified Party's receipt thereof, copies of all notices and documents received by the Indemnified Party relating to the Indemnity Claim, as the case may be. The Indemnifying Party may advise the Indemnified Party within 10 Business Days from its receipt of the Claim Notice that it will defend the Indemnified Party against such Third Party claim. Except as hereinafter provided, in the event that the Indemnifying Party so notifies the Indemnified Party that it will defend the Indemnified Party against such Third Party claim, the Indemnifying Party shall have the right to defend the Indemnified Party by appropriate proceedings and shall have the sole power to direct and control such defense. All costs and expenses incurred by the Indemnifying Party in defending the Third Party claim shall be paid by the Indemnifying Party. If an Indemnified Party desires to participate in any such defense it may do so at its sole cost and expense; provided, that the Indemnified Party and its counsel shall comply
             --------
with all reasonable instructions from the Indemnifying Party. The Indemnifying Party shall not consent to the entry of any judgment or enter into any settlement in respect of a Third Party claim without the consent of the Indemnified Party, to the extent such judgment or settlement imposes a non-monetary obligation on the Indemnified Party or is not accompanied by a complete and unconditional release of the Indemnified Party in respect of such Third Party claim; provided, that the consent of the Indemnified Party shall not
                   --------
be unreasonably withheld, conditioned or delayed. If the Indemnifying Party elects not to defend the Indemnified Party against such Third Party claim, whether by not giving the Indemnified Party timely notice as provided above or otherwise, then the Indemnified Party may conduct the defense and the reasonable costs and expenses pertaining to such defense shall be the liability of the Indemnifying Party hereunder. In any case, whether or not the Indemnifying Party elects to control the defense of a Third Party claim, the Indemnified Party shall not consent to the entry of any judgment or enter into any settlement in respect of a Third Party claim without the consent of the Indemnifying Party, and without such consent the Indemnifying Party shall not be obligated to indemnify the Indemnified Party hereunder in respect of the related Indemnity Claim; provided, that the consent of the Indemnifying Party shall not be
       --------
unreasonably withheld, conditioned or delayed. To the extent the Indemnifying Party shall direct, control or participate in the defense or settlement of any Third Party claim, the Indemnified Party will, as reasonably required, give the Indemnifying Party and its counsel access to, during normal business hours, the relevant business records and other documents, and permit them to consult with the employees and counsel of the Indemnified Party. Regardless of which Person assumes control of the defense of any claim, each Party shall cooperate and provide the other Party reasonable assistance in the defense thereof.

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS
                            ------------------------

           SECTION 8.1. Disclaimer. Neither Buyer nor any of its Subsidiaries
                        -----------
makes any warranty or representation as to the validity of any Patent licensed by it to the Company or any warranty or representation that any use of any Patent with respect to any product or service will be free from infringement of any rights of any Third Party.

           SECTION 8.2. No Implied Licenses. Nothing contained in this Agreement
                        --------------------
shall be construed as conferring any rights by implication, estoppel or otherwise, under any intellectual property right, other than the rights expressly granted in this Agreement with respect to the Patents licensed hereunder.

           SECTION 8.3. Bankruptcy. The Parties intend that these licenses are
                        -----------
"intellectual property" under 11 U.S.C.(S) 101 and that in the event of a licensor's bankruptcy, the licensee party shall have all rights available under 11 U.S.C. (S) 365(n) to the fullest extent permitted by law.

           SECTION 8.4. Survival. This Article VIII and the agreements of Buyer
                        ---------
and the Company contained in Articles IV, VI and VII shall survive the termination of this Agreement. All other representations, warranties, covenants and agreements in this Agreement shall not survive the termination of this Agreement.

           SECTION 8.5. Modification or Amendment. Subject to the provisions of
                        --------------------------
the applicable law, at any time prior to the ABC Merger Effective Time (as defined in the Merger Agreement), the parties hereto may modify or amend this Agreement, by written agreement executed and delivered by duly authorized officers of Buyer and the Company.

           SECTION 8.6. Counterparts. This Agreement may be executed in any
                        -------------
number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

           SECTION 8.7. GOVERNING LAW AND VENUE; WAIVER OF JURY TRIAL. (a) THIS
                        ----------------------------------------------
AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. The parties hereby irrevocably submit to the jurisdiction of the courts of the State of New York and the Federal courts of the United States of America located in the County of New York, New York solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any Action for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such Action may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such Action shall be heard and determined in such a New York State or Federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute, and agree that mailing of process or other papers in connection with any such Action in the manner provided in

Section 8.8 or in such other manner as may be permitted by law shall be valid and sufficient service thereof.

           (b) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.7.

           SECTION 8.8. Notices. Any notice, request, instruction or other
                        --------
document to be given hereunder by any party to the others shall be in writing and shall be deemed to have been delivered (i) on the date of service, if served personally, (ii) upon confirmation of receipt, if transmitted by facsimile, electronic or digital transmission method, (iii) on the first business day after sent, if sent for next day delivery by recognized overnight delivery service and
(iv) on the third day after it is sent, if sent by first class mail. In each case, notice shall have been sent to the Parties at the following addresses:

           if to Buyer

           Armkel, LLC
           c/o Kelso & Company
           320 Park Avenue, 24/th/ Floor
           New York, NY 10022
           Attention: James J. Connors, II, Esq.
           Telecopy: (212) 223-2379

           (with copies to:

           Ronald Beard, Esq.
           Gibson, Dunn & Crutcher LLP
           4 Park Plaza
           Irvine, California 92614
           Telephone:  949-451-4089
           Facsimile:  949-475-4730

           Steven P. Buffone
           Barbara L. Becker
           Gibson, Dunn & Crutcher LLP
           200 Park Avenue
           New York, New York 10166
           Telephone:  212-351-4000
           Facsimile:  212-351-4035
           and

           Lou Kling
           Eileen T. Nugent
           Skadden, Arps, Slate, Meagher & Flom LLP
           Four Times Square
           New York, New York 10036
           Telephone: 212-735-2770
           Facsimile: 917-777-2770)

           if to the Company

           MedPointe Inc.
           51 JFK Parkway
           1/st/ Floor West
           Short Hills, NJ 07078
           Attention:  Anthony H. Wild
           fax: (973) 218-2704

           (with a copy to:

           William E. Curbow, Esq.
           Simpson Thacher & Bartlett
           425 Lexington Avenue
           New York, New York 10017
           Telephone:  212-455-3160
           Facsimile:  212-455-2502)


           or to such other persons or addresses as may be designated in writing by the Party to receive such notice as provided above.

           SECTION 8.9. Entire Agreement. This Agreement (including any exhibits
                        -----------------
hereto) constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

           SECTION 8.10. No Third Party Beneficiaries. This Agreement is not
                         -----------------------------
intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

           SECTION 8.11. Obligations of Buyer and of the Company. Whenever this
                         ----------------------------------------
Agreement requires a Subsidiary of Buyer to take any action, such requirement shall be deemed to include an undertaking on the part of Buyer to cause such Subsidiary to take such action. Whenever this Agreement requires a Subsidiary of the Company to take any action, such requirement shall be deemed to include an undertaking on the part of the Company to cause such Subsidiary to take such action and, after the Company Merger Effective Time (as defined in the Merger Agreement), on the part of the Surviving Company (as defined in the Merger Agreement) to cause such Subsidiary to take such action.

           SECTION 8.12. Severability. It is the intention of the parties that
                         -------------
the provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability or the other provisions hereof. It is the intention of the parties that if any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

           SECTION 8.13. Assignment. This Agreement shall not be assignable by
                         -----------
operation of law or otherwise; provided, however, that Buyer or the Company, as the case may be, may designate, by written notice to the other party hereto, another wholly-owned direct or indirect subsidiary to be a Constituent Corporation in lieu of Buyer or the Company, as the case may be, in which event all references herein to Buyer or the Company, as the case may be, shall be deemed references to such other subsidiary, except that all representations and warranties made herein with respect to Buyer or the Company, as the case may be, as of the date of this Agreement shall be deemed representations and warranties made with respect to such other subsidiary as of the date of such designation. Notwithstanding the foregoing, if Buyer sells, assigns, transfers or conveys any of the intellectual property rights within the Licensed Property, the purchaser or assignee of such rights, shall take such rights subject to this Agreement and such purchaser or assignee must assume the Buyer's rights and obligations under this Agreement to the extent they apply to such intellectual property. Any purported assignment, transfer or sale made in contravention of this Section
8.13 shall be null and void.

           IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date of this Agreement.

                                                CARTER-WALLACE, INC.



                                                By:
                                                --------------------------------
                                                      Name:
                                                      Title:



                                                ARMKEL, LLC



                                                By:
                                                --------------------------------
                                                      Name:
                                                      Title:

                                                                       EXHIBIT A

                                 Carter Division

Patents

------------------------------------------------------ ----------------------------------------------------
Title                                                  Registration Number
-----                                                  -------------------
------------------------------------------------------ ----------------------------------------------------
Analyte Assaying Device                                6,046,057
------------------------------------------------------ ----------------------------------------------------
Test Device and Method for Colored Particle            5,989,921
Immunoassay
------------------------------------------------------ ----------------------------------------------------
Manufacturing Method for Making Laminated              5,846,835
Immunodiagnostic Test Device
------------------------------------------------------ ----------------------------------------------------
Improved Diagnostic Detection Device 2                 5,739,041
------------------------------------------------------ ----------------------------------------------------
Test Device and Method for Colored Particle            5,714,389
Immunoassay
------------------------------------------------------ ----------------------------------------------------
Assay Using Absorbent Material                         5,573,919
------------------------------------------------------ ----------------------------------------------------
Improved Diagnostic Detection Device 2                 D390,667
------------------------------------------------------ ----------------------------------------------------
Immunoassay Test Cartridge                             D369,969
------------------------------------------------------ ----------------------------------------------------
Immunoassay Test Cartridge                             D341,663
------------------------------------------------------ ----------------------------------------------------
Immunoassay Test Cartridge 2                           D361,842
------------------------------------------------------ ----------------------------------------------------
Immunoassay Test Cartridge 3                           D369,868
------------------------------------------------------ ----------------------------------------------------
Biological Dipstick                                    D296,926
------------------------------------------------------ ----------------------------------------------------


Patent Applications

------------------------------------------------------ ----------------------------------------------------
Name                                                   Application Number
----                                                   ------------------
------------------------------------------------------ ----------------------------------------------------
Analyte Assaying Device                                09/224,950
------------------------------------------------------ ----------------------------------------------------
Method for Making Laminated Substrate and Apparatus    09/205,894
for Marking Substrate with Reagent
------------------------------------------------------ ----------------------------------------------------
Improved Diagnostic Detection Device                   08/432,894
------------------------------------------------------ ----------------------------------------------------

                              Hygeia Sciences, Inc.

Patents

-----------------------------------------------------------------------------------------------------------
Title                                                  Registration Number
-----                                                  -------------------
------------------------------------------------------ ----------------------------------------------------
Sol Capture Immunoassay Kit and Procedure              6,083,760
------------------------------------------------------ ----------------------------------------------------
Total Gonadotropal Peptide                             5,366,863
------------------------------------------------------ ----------------------------------------------------
Simultaneous Dual Analyte Assay                        5,242,804
------------------------------------------------------ ----------------------------------------------------
Sol Capture Immunoassay Kit and Procedure              5,202,267
------------------------------------------------------ ----------------------------------------------------
Porous Strip for Assay Device                          5,141,850
------------------------------------------------------ ----------------------------------------------------
Immunoassay Including Lyophilized Reactant             5,102,788
------------------------------------------------------ ----------------------------------------------------
Test Kit and Diagnostic Procedures                     5,100,621
------------------------------------------------------ ----------------------------------------------------
Assay Device for Swab Borne Analytes                   5,084,245
------------------------------------------------------ ----------------------------------------------------
Disposable, Pre-Packaged Device                        4,999,163
------------------------------------------------------ ----------------------------------------------------
Swab Expressor Immunoassay Device                      4,963,325
------------------------------------------------------ ----------------------------------------------------
Positive Step Immunoassay                              4,952,517
------------------------------------------------------ ----------------------------------------------------
Improved Enzyme and Immunologic Reagents               4,931,385
------------------------------------------------------ ----------------------------------------------------
Mulitple Antibody Detection of Antigen                 4,868,108
------------------------------------------------------ ----------------------------------------------------
Metal Sol Capture Procedure and Kit                    4,859,612
------------------------------------------------------ ----------------------------------------------------
Extraction of Test Substances                          4,851,337
------------------------------------------------------ ----------------------------------------------------
Chromogenic Solution for Immunoassay                   4,824,784
------------------------------------------------------ ----------------------------------------------------
Enzyme Immunoassay w/2-part Solution                   4,525,452
------------------------------------------------------ ----------------------------------------------------
Enzyme Immunoassay w/2-part Solution                   4,503,143
------------------------------------------------------ ----------------------------------------------------